                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 22, 2002

                                SUPPORT.COM, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

            Delaware                       000-30901                    94-3282005
--------------------------------    ------------------------     ----------------------
(State or Other Jurisdiction of     (Commission File Number)        (I.R.S. Employer
         Incorporation)                                          Identification Number)


        575 Broadway, Redwood City, CA                        94063
   ----------------------------------------                ----------
   (Address of principal executive offices)                (Zip Code)


                                 (650) 556-9440
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

                                      -1-

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Item 5.  Other Events.
         ------------

        Support.com, Inc. (Nasdaq: SPRT), a leading provider of support automation software, today announced that its 2002 Annual Meeting of Stockholders will take place Tuesday, May 28, 2002 at 4:00 p.m. at the Company's headquarters located at 575 Broadway, Redwood City, California.

Stockholders of record at the close of business on March 28, 2002 are entitled to notice of and to vote at the meeting upon any and all such matters as may properly come before the meeting.

A stockholder proposal not included in the Company's proxy statement for the 2002 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company and otherwise complies with the provisions of the Company's Bylaws. To be timely, the Company's Bylaws provide that the Company must have received the stockholder's notice not less than 50 days nor more than 75 days prior to the scheduled date of such meeting. However, if notice or prior public disclosure of the date of the annual meeting is given or made to stockholders less than 65 days prior to the meeting date, the Company must receive the stockholder's notice by the earlier of (i) the close of business on the 15th day after the earlier of the day the Company mailed notice of the annual meeting date or provided such public disclosure of the meeting date and (ii) two days prior to the scheduled date of the meeting. For the Company's 2002 Annual Meeting, which is scheduled to be held on May 28, 2002, stockholders must submit written notice to the Secretary in accordance with the foregoing Bylaw provisions no later than April 8, 2002.

        The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 will be mailed on or about April 10, 2002, together with the proxy solicitation materials to all stockholders entitled to vote.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a)  Exhibits.

              none

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  March 22, 2002

                                                 SUPPORT.COM, INC.



                                                 By: /s/ Brian M. Beattie
                                                     ---------------------------
                                                           Brian M. Beattie
                                                       Chief Financial Officer

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